                                POWER OF ATTORNEY

      The undersigned Trustees of Prudential Diversified Funds hereby constitute, appoint and authorize George P. Attisano as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.

/s/ Eugene C. Dorsey                        /s/ Thomas T. Mooney
--------------------                        --------------------
Eugene C. Dorsey, Trustee                   Thomas T. Mooney, Trustee
/s/ Saul K. Fenster                         /s/ David R. Odenath
-------------------                         --------------------
Saul K. Fenster, Trustee                    David R. Odenath, Trustee and
                                            President
/s/ Robert F. Gunia                         /s/ Stephen Stoneburn
-------------------                         ---------------------
Robert F. Gunia, Trustee and Vice           Stephen Stoneburn, Trustee
President
/s/ Maurice F. Holmes                       /s/ Grace C. Torres
---------------------                       -------------------
Maurice F. Holmes, Trustee                  Grace C. Torres, Principal Financial
                                            and Accounting Officer
/s/ Robert E. LaBlanc                       /s/ Joseph Weber
---------------------                       -------------------
Robert E. LaBlanc                           Joseph Weber, Trustee

/s/ Douglas H. McCorkindale                 /s/ Clay T. Whitehead
---------------------------                 ---------------------
Douglas H. McCorkindale, Trustee            Clay T. Whitehead, Trustee

/s/ W. Scott McDonald, Jr.
--------------------------
W. Scott McDonald, Jr., Trustee


Dated: May 22, 2001